UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2006

                          Rand Acquisition Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                  000-50908                    20-1195343
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(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)

450 Park Avenue, 10th Floor, New York, New York                     10022
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   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (212) 644-3450


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 27, 2006, Rand Acquisition Corporation ("Rand"), its indirect, wholly-owned subsidiary LL Acquisition Corp., and the stockholders of Lower Lakes Towing Ltd. further amended the Stock Puchase Ageement among them, dated as of September 2, 2005, to extend the date after which a party may terminate the Stock Purchase Agreement from January 31, 2006 to February 28, 2006.

A copy of the amendment is attached as Exhibit 10.1.

Rand and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Rand stockholders to be held to approve the acquisition contemplated by the Stock Purchase Agreement. Stockholders of Rand are advised to read Rand's preliminary proxy statement and, when available, definitive proxy statement in connection with Rand's solicitation of proxies for the special meeting because these statements will contain important information. The definitive proxy statement will be mailed to stockholders of record as of the record date for voting on the acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Rand Acquisition Corporation, 450 Park Avenue, Suite 1001, New York, New York 10022. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10.1      Amendment, dated December 27, 2006

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RAND ACQUISITION CORPORATION


Date: January 31, 2006                    By: /s/ Laurence S. Levy
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                                          Name:  Laurence S. Levy
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer, (Principal
                                                 Executive and Financial and
                                                 Accounting Officer)